                                                         Exhibit Index on Page 4

    As filed with the Securities and Exchange Commission on December 1, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           NOVEMBER 18, 1997


Commission File Number:    000-22685



                               VORNADO REALTY L.P.
             (Exact name of registrant as specified in its charter)


                DELAWARE                                       13-3925979
(State or other jurisdiction of incorporation)                 (I.R.S. Employer
                                                          Identification Number)


PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                    07663
    (Address of principal executive offices)                        (Zip Code)


                                  (201)587-1000
              (Registrant's telephone number, including area code)


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 1.           Not Applicable.

Items 2-4.        Not Applicable.

Item 5.           Other Events.

                  On November 18, 1997, Vornado Realty Trust entered into an agreement to acquire a 100% leasehold interest in One Penn Plaza, a 57 story Manhattan office building, for approximately $410 million. The building contains approximately 2,350,000 square feet and encompasses substantially the entire square block bounded by 33rd Street, 34th Street, Seventh Avenue and Eighth Avenue. The acquisition, which is expected to close by the end of the first quarter of 1998, is subject to certain rights of first refusal and other conditions; accordingly, there can be no assurance that the proposed transaction ultimately will be completed.

                  On November 21, 1997, Vornado Realty Trust entered into an agreement to acquire 150 East 58th Street, a 39 story Manhattan office building, for approximately $118 million. The building contains approximately 550,000 square feet. The acquisition, which is subject to customary closing conditions, is expected to be completed in the first quarter of 1998.

                  Vornado Realty Trust owns 92.4% of Vornado Realty L.P. and is its sole general partner. Copies of Vornado Realty Trust's press releases relating to these transactions are attached hereto as exhibits and are incorporated herein by reference.

Item 6.           Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (a)(b)   Not Applicable.

         (c)      Exhibits.


         Exhibit No.                      Exhibit

           99.1 Press Release, dated November 18, 1997, of Vornado Realty Trust, announcing an agreement to acquire One Penn Plaza.

           99.2 Press Release, dated November 21, 1997, of Vornado Realty Trust, announcing an agreement to acquire 150 East 58th Street.


Item 8.           Not Applicable.

                               VORNADO REALTY L.P.


                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 VORNADO REALTY L.P.
                                             ---------------------------
                                                    (Registrant)

                                             By:  Vornado Realty Trust,
                                                    General Partner



Date:  November 26, 1997                        /s/ Joseph Macnow
                                             ---------------------------
                                                    JOSEPH MACNOW
                                                   Vice President,
                                               Chief Financial Officer

                                INDEX TO EXHIBITS




Exhibit No.                          Exhibit                                Page
-----------                          -------                                ----
   99.1             Press Release, dated November 18, 1997, of
                    Vornado Realty Trust, announcing an agreement
                    to acquire One Penn Plaza.                               5

   99.2             Press Release dated November 21, 1997, of
                    Vornado Realty Trust, announcing an agreement
                    to acquire 150 East 58th Street.                         6